SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ___)

                 Filed by the Registrant                    [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

           [ ] Preliminary Proxy Statement
           [ ] Confidential, for Use of the Commission Only
                (as permitted by Rule 14a-6(e)(2))
           [X] Definitive Proxy Statement
           [ ] Definitive Additional Materials
           [ ] Soliciting Material Pursuant to section
           240.14a-11(c)
                or section 240.14a-12

               SELIGMAN QUALITY MUNICIPAL FUND, INC.
            (Name of Registrant as Specified in its Charter)

                            [Insert Name]
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided  by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                     Seligman Quality Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017
                    New York City Telephone (212) 850-1864
                      Toll-Free Telephone (800) 221-2450

                   Notice of Annual Meeting of Stockholders
                          to be held on May 20, 1999

To the Stockholders:

  The seventh Annual Meeting of Stockholders (the "Meeting") of Seligman Qual-ity Municipal Fund, Inc., a Maryland corporation (the "Corporation"), will be held at the Four Seasons Resort, 2800 South Ocean Boulevard, Palm Beach, Flor-ida 33480 on May 20, 1999 at 9:00 A.M., for the following purposes:

    (1) To elect four Directors;
    (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 1999; and
    (3) To transact any other business that may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

  The minute book of the Corporation will be available at the Meeting for in-spection by Stockholders.

  The close of business on March 18, 1999 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                       By order of the Board of Directors,

                                              /s/ Frank J. Nasta

                                                             Secretary

Dated: New York, New York, April 21, 1999

                                 ------------

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

 Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

                                                                 April 21, 1999

                     Seligman Quality Municipal Fund, Inc.

                   100 Park Avenue, New York, New York 10017

                                PROXY STATEMENT

                                    for the
           Annual Meeting of Stockholders to be held on May 20, 1999

  This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Board of Directors of Seligman Quality Municipal Fund, Inc. (the "Corporation") to be used at the seventh Annual Meeting of Stockholders (the "Meeting") to be held in Palm Beach, Florida on May 20, 1999.

  If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no in-structions and return your signed Proxy, your shares will be voted (i) for the election of each of the nominees for Director, (ii) for the ratification of the selection of auditors and, at the discretion of the Proxy holders, on any other matter which may properly have come before the Meeting or any adjourn-ment thereof. You may revoke your Proxy or change it by written notice to the Corporation (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

  The close of business on March 18, 1999 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Corporation had out-standing 672 shares of municipal auction rate cumulative preferred stock, se-ries TH (the "Preferred Shares"), and 4,716,076 shares of common stock, par value $0.01 per share (the "Common Shares"), each such Preferred Share and Common Share outstanding on the record date being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast.

  The Corporation's manager is J. & W. Seligman & Co. Incorporated (the "Man-ager"). The Corporation's stockholder service agent is Seligman Data Corp. The address of each of these entities is 100 Park Avenue, New York, NY 10017. The Corporation will furnish, without charge, a copy of its most recent annual re-port to any Stockholder upon request to Seligman Data Corp. at 1-800-221-2450.

  It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 21, 1999.

                           A. Election of Directors

                                 (Proposal 1)

  The Board of Directors is presently comprised of twelve Directors. The Board is divided into three classes, and the members of each class hold office for a term of three years unless elected in the interim. The term of one class ex-pires in each year.

  At the Meeting this year, four directors are to be elected. Messrs. John E. Merow, James C. Pitney and James N. Whitson and Ms. Betsy S. Michel, each of whose term will expire at the 1999 Annual Meeting, have been recommended by the Director Nominating Committee of the Board of Directors of the Corporation for election to the class whose term will expire in 2002. Messrs. Merow and Pitney have been nominated for election by the holders of the Common Shares and Preferred Shares, voting together as a single class, and Ms. Michel and Mr. Whitson have been nominated for election by the Preferred Shares, voting as a separate class.

  It is the intention of the persons named in the accompanying form of Proxy to nominate and to vote such Proxy on behalf of the holders of the Common Shares and Preferred Shares for the election of Messrs. Merow, Pitney and Whitson and Ms. Michel (Messrs. Merow and Pitney are designated as both Common and Preferred Directors and Ms. Michel and Mr. Whitson are each designated a Preferred Director).

  Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, Proxies will be voted for the persons the Board of Directors recommends.

  Background information, including the period for which each has served as Director, for Messrs. Merow, Pitney and Whitson and Ms. Michel, as well as the other Directors of the Corporation, follows.

                  INFORMATION REGARDING NOMINEES FOR ELECTION
             BY HOLDERS OF BOTH PREFERRED SHARES AND COMMON SHARES

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

  John E. Merow      2002      Retired Chairman and Senior          1,000 Com-
  1991 to Date                 Partner, Sullivan & Cromwell,        mon Shares
      (69)                     law firm, New York, NY. Mr.
                               Merow is a Director or Trustee
                               of each of the Seligman Group of
                               investment companies.+ He is
  [PHOTO]                      also a Director of Commonwealth
                               Industries, Inc., the Foreign
                               Policy Association, the Munici-
                               pal Art Society of New York, and
                               the United States Council for
                               International Business; Chairman
                               of the American Australian Asso-
                               ciation; Chairman of the New
                               York Presbyterian Healthcare
                               Network, Inc. and a Trustee of
                               the New York Presbyterian Hospi-
                               tal; Vice Chairman of the United
                               States-New Zealand Council; and
                               a Member of the American Law In-
                               stitute and the Council on For-
                               eign Relations.



 James C. Pitney     2002      Retired Partner, Pitney, Hardin,     100 Common
  1991 to Date                 Kipp & Szuch, law firm,                Shares
      (72)                     Morristown, NJ. Mr. Pitney is a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He was formerly a
  [PHOTO]                      Director of Public Service En-
                               terprise Group.

                         INFORMATION REGARDING NOMINEES
                  FOR ELECTION BY HOLDERS OF PREFERRED SHARES

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

 Betsy S. Michel     2002      Attorney, Gladstone, NJ. Ms.         538 Common
  1991 to Date                 Michel is a Director or Trustee        Shares
      (56)                     of each of the Seligman Group of
                               investment companies.+ She is
                               also a Trustee of The Geraldine
                               R. Dodge Foundation; and Chair-
  [PHOTO]                      man of the Board of Trustees of
                               St. George's School (Newport,
                               RI). She was formerly a Director
                               of The National Association of
                               Independent Schools (Washington,
                               DC).




James N. Whitson     2002      Retired Executive Vice President     774 Common
  1993 to Date                 and Chief Operating Officer of         Shares
      (64)                     Sammons Enterprises, Inc., Dal-
                               las, TX. Mr. Whitson is a Direc-
                               tor or Trustee of each of the
                               Seligman Group of investment
  [PHOTO]                      companies.+ He is also a Consul-
                               tant to and Director of Sammons
                               Enterprises, Inc.; and a Direc-
                               tor of C-SPAN and CommScope,
                               Inc. He was formerly a Director
                               of Red Man Pipe and Supply Com-
                               pany.

Other Directors

  The other Directors of the Corporation whose terms will not expire in 1999 are:

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

 John R. Galvin      2000      Dean, Fletcher School of Law and     100 Common
  1995 to Date                 Diplomacy at Tufts University,         Shares
      (69)                     Medford, MA. General Galvin is a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies.+ He is also Chairman
                               Emeritus of the American Council
                               on Germany; a Governor of the
                               Center for Creative Leadership;
                               and a Director of Raytheon Co.,
                               the National Defense University,
                               and the Institute for Defense
                               Analyses. He was formerly a
                               Director of USLIFE Corporation;
                               Ambassador, U.S. State
                               Department for negotiations in
                               Bosnia; Distinguished Policy
                               Analyst at Ohio State
                               University; and Olin
                               Distinguished Professor of
                               National Security Studies at the
                               United States Military Academy.
                               From June 1987 to June 1992,
                               General Galvin was the Supreme
                               Allied Commander, Europe and the
                               Commander-in-Chief, United
                               States European Command.

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

Alice S. Ilchman     2001      Retired President, Sarah             114 Common
  1991 to Date                 Lawrence College, Bronxville,          Shares
      (64)                     NY. Dr. Ilchman is a Director or
                               Trustee of each of the Seligman
                               Group of investment companies.+
                               She is also Chairman of The
                               Rockefeller Foun-dation and a
                               Trustee of The Committee for
                               Economic Development. She was
                               formerly a Trustee of The Markle
                               Foundation; and a Director of
                               the International Research &
                               Exchange Board and New York
                               Telephone Company.

Frank A. McPher-     2001      Retired Chairman of the Board        153 Common
son 1995 to Date               and Chief Executive Officer of         Shares
      (65)                     Kerr-McGee Corporation, Oklahoma
                               City, OK. Mr. McPherson is a Di-
                               rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor of Kimberly-Clark Corpora-
                               tion, Bank of Oklahoma Holding
                               Company, Baptist Medical Center,
                               Oklahoma Chapter of the Nature
                               Conservancy, Oklahoma Medical
                               Research Foundation, and Na-
                               tional Boys and Girls Clubs of
                               America; and President of the
                               Oklahoma Foundation for Excel-
                               lence in Education. He was for-
                               merly Chairman of the Oklahoma
                               City Chamber of Commerce and the
                               Oklahoma City Public Schools
                               Foundation; a Director of the
                               Federal Reserve System's Kansas
                               City Reserve Bank; and a Member
                               of The Business Roundtable.

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

   William C.        2000      Chairman, J. & W. Seligman & Co.  11,322 Common
 Morris* 1990 to               Incorporated, New York, NY. Mr.       Shares
    Date (61)                  Morris is Chairman and Chief
                               Executive Officer of each of the
                               Seligman Group of investment
                               companies;+ Chairman of Seligman
                               Advisors, Inc. and Seligman
                               Services, Inc.; and a Director
                               of Seligman Data Corp. He is
                               also Chairman of Carbo Ceramics
                               Inc.; and a Director of Kerr-
                               McGee Corporation.

James Q. Riordan     2000      Director, various organizations,    515 Common
  1991 to Date                 Stuart, FL. Mr. Riordan is a Di-      Shares
      (71)                     rector or Trustee of each of the
                               Seligman Group of investment
                               companies.+ He is also a Direc-
                               tor or Trustee of The Houston
                               Exploration Company, The Brook-
                               lyn Museum, KeySpan Energy Cor-
                               poration, The Committee for Eco-
                               nomic Development, and Public
                               Broadcasting Service (PBS). He
                               was formerly Vice Chairman of
                               Mobil Corporation; Co-Chairman
                               of the Policy Council of the Tax
                               Foundation; a Director and Pres-
                               ident of Bekaert Corporation;
                               and a Director of Tesoro Petro-
                               leum Companies, Inc. and Dow
                               Jones & Company, Inc.

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

    Richard R.       2001      Director and Managing Director,        1,573
 Schmaltz* 1997 to             Director of Investments, J. & W.       Common
     Date (58)                 Seligman & Co. Incorporated, New       Shares
                               York, NY. Mr. Schmaltz is a Di-
                               rector or Trustee of each of the
                               Seligman Group of investment
                               companies,+ with the exception
                               of Seligman Cash Management
                               Fund, Inc. He is also a Director
                               of Seligman Henderson Co. and a
                               Trustee Emeritus of Colby Col-
                               lege. He was formerly Director,
                               Investment Research at Neuberger
                               & Berman from May 1993 to Sep-
                               tember 1996.

Robert L. Shafer     2000      Retired Vice President of Pfizer     100 Common
  1991 to Date                 Inc., New York, NY. Mr. Shafer         Shares
      (66)                     is a Director or Trustee of each
                               of the Seligman Group of invest-
                               ment companies.+ He was formerly
                               a Director of USLIFE Corpora-
                               tion.

                            Principal Occupation and Other
                                     Information

                                                                           Securities
                                   The persons designated by asterisk     Beneficially
                     Expiration   (*) are "interested persons" of the        Owned,
    Name, Period         of       Fund (as that term is defined in the    Directly or
     Served as        Term if       Investment Company Act of 1940,      Indirectly, as
   a Director and    Elected as   as amended) because of their stated          of
       (Age)         a Director              associations.               March 18, 1999
   --------------   ------------ -------------------------------------   --------------

 Brian T. Zino*      2001      Director and President, J. & W.        1,596
  1993 to Date                 Seligman & Co. Incorporated, New       Common
      (46)                     York, NY. Mr. Zino is President        Shares
                               of each of the Seligman Group of
                               investment companies,+ with the
                               exception of Seligman Select
                               Municipal Fund, Inc. and the
                               Corporation. He is also a
                               Director or Trustee of each of
                               the Seligman Group of investment
                               companies; Chairman of Seligman
                               Data Corp.; and a Director of
                               Seligman Advisors, Inc., and
                               Seligman Services, Inc. He is
                               also a Member of the Board of
                               Governors of the Investment
                               Company Institute and a Director
                               of ICI Mutual Insurance Company.

+The Seligman Group of investment companies consists of the Corporation, Se-ligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Com-mon Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Se-ligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Munici-pal Fund Series, Seligman Portfolios, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

  Unless otherwise indicated, Directors have sole voting and investment power with respect to shares shown. At March 18, 1999, all Directors and officers of the Corporation as a group owned beneficially less than 1% of the Corpora-tion's Common Shares. Mr. Morris disclaims beneficial ownership of 9,949 shares registered in his wife's name.

  As of January 1, 1998, Mr. Richard R. Schmaltz bought 500 Class A common shares and 1,000 Class B common shares of the Manager from the Manager, each at a price of $239.48 per share. As of January 1, 1999, Mr. Schmaltz bought 1,000 Class B common shares of the Manager from the Manager, each at a price of $307.53.

  The Board of Directors met six times during 1998. The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested persons" of the Corporation as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The duties of these Committees are described below.

  Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees, and the selection of legal counsel for the Corporation. The Committee met four times in 1998. Members of the Committee are Messrs. Riordan (Chairman), Galvin, McPherson, Merow, Pitney, Shafer and Whitson, Dr. Ilchman and Ms. Michel.

  Audit Committee. This Committee recommends the independent public accoun-tants for selection as auditors by the Board and stockholder approval annual-ly. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal con-trols, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Board when warranted and at least an-nually. It is directly available to the auditors and officers of the Corpora-tion for consultation on audit, accounting and related financial matters. The Committee met twice in 1998. Members of this Committee are Messrs. Whitson (Chairman), Galvin, McPherson and Merow and Ms. Michel.

  Director Nominating Committee. This Committee recommends to the Board per-sons to be nominated for election as Directors by the Stockholders and selects and proposes nominees for election by the Board between Annual Meetings. The Committee will consider suggestions from Stockholders submitted in writing to the Secretary of the Corporation. The Committee met twice in 1998. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and
Dr. Ilchman.

Executive Officers of the Corporation

  Information with respect to Executive Officers, other than Messrs. Morris and Zino, is as follows:

                                      Position with Corporation and
        Name         Age       Principal Occupation During Past Five Years
--------------------------------------------------------------------------------
 Thomas G. Moles      57 President and Portfolio Manager of the Corporation
                         since April 1990. Mr. Moles is a Managing Director of
                         the Manager. He is President and Portfolio Manager of
                         Seligman Select Municipal Fund, Inc. and Vice President
                         and Portfolio Manager of four of the open-end invest-
                         ment companies in the Seligman Group. He is also a Di-
                         rector of Seligman Advisors, Inc. and Seligman Servic-
                         es, Inc.
 Eileen A. Comerford  41 Vice President and Assistant Portfolio Manager of the
                         Corporation since April 1990. Ms. Comerford is a Vice
                         President, Investment Officer of the Manager. She is
                         also Vice President and Assistant Portfolio Manager of
                         Seligman Select Municipal Fund, Inc. and Assistant
                         Portfolio Manager of four of the open-end investment
                         companies in the Seligman Group.
 Audrey G. Kuchtyak   39 Vice President of the Corporation since April 1990. Ms.
                         Kuchtyak is a Vice President, Investment Officer of the
                         Manager. She is also Vice President of Seligman Select
                         Municipal Fund, Inc.
 Lawrence P. Vogel    42 Vice President of the Corporation since January 1992.
                         Mr. Vogel is Senior Vice President, Finance of the Man-
                         ager. He is Vice President of the other investment com-
                         panies in the Seligman Group. He is also Senior Vice
                         President, Finance of Seligman Advisors, Inc. and Se-
                         ligman Data Corp.; Vice President and Treasurer of Se-
                         ligman International, Inc. Vice President of Seligman
                         Services, Inc.; and Treasurer of Seligman Henderson Co.

                                   Position with Corporation and
      Name      Age          Principal Occupation During Past Five Years
--------------------------------------------------------------------------------
 Frank J. Nasta  34 Secretary of the Corporation since March 1994. Mr. Nasta is
                    General Counsel, Senior Vice President, Law and Regulation
                    and Corporate Secretary of the Manager. He is Secretary of
                    the other investment companies in the Seligman Group. He is also Corporate Secretary of Seligman Advisors, Inc., Selig-
                    man Services, Inc., Seligman Henderson Co. Seligman Interna-
                    tional Inc., and Seligman Data Corp.
 Thomas G. Rose  41 Treasurer of the Corporation since November 1992. Mr. Rose is Treasurer of the other investment companies in the Selig-
                    man Group. He is also Treasurer of Seligman Data Corp.

  All officers are elected annually by the Board and serve until their succes-sors are elected and qualify or their earlier resignation. The address of each of the foregoing Officers is 100 Park Avenue, New York, New York 10017.

Remuneration of Directors and Officers

  Directors of the Corporation who are not employees of the Manager or its af-filiates each receive from the Corporation retainer fees of $1,000 per year. In addition, such Directors are paid a total of $2,000 for each day on which they attend Board and/or Committee meetings, which is paid by the Corporation and the other Seligman Group investment companies meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. Total Directors' fees paid by the Corporation for the fiscal year ended October 31, 1998 were as follows:

 Number of Directors                                             Aggregate Direct
      in Group       Capacity in which Remuneration was Received   Remuneration
---------------------------------------------------------------------------------
          9              Directors and Members of Committees          $11,700

  Directors attendance, retainer and/or committee fees paid to each Director during fiscal 1998 were as follows:

                       Aggregate        Pension or Retirement      Total Compensation
                      Compensation       Benefits Accrued as      From Corporation and
Name                From Corporation Part of Corporation Expenses    Fund Complex*
------------------  ---------------- ---------------------------- --------------------
John R. Galvin          $ 1,375                  -0-                    $77,000
Alice S. Ilchman          1,200                  -0-                     70,000
Frank A. McPherson        1,325                  -0-                     75,000
John E. Merow             1,300+                 -0-                     74,000
Betsy S. Michel           1,375                  -0-                     77,000
James C. Pitney           1,250+                 -0-                     72,000
James Q. Riordan          1,250                  -0-                     72,000
Robert L. Shafer          1,250                  -0-                     72,000
James N. Whitson          1,375+                 -0-                     77,000
                        -------
                        $11,700
                        =======

------------
*There are 17 other investment companies in the Seligman Group.
+ Mr. Merow, who had deferred receiving his fees from the Corporation from 1991 up to 1997, has a balance as of October 31, 1998 of $7,181 in his de-ferred plan, including earnings. Mr. Pitney, who had deferred receiving his fees from the Corporation from 1991 up to 1993, has a balance as of October 31, 1998 of $2,377 in his deferred plan, including earnings. Mr. Whitson has elected to defer receiving his fees from the Corporation. From 1993 through October 31, 1998, Mr. Whitson has deferred $7,111, including earn-ings.

  No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of, or consultants to, the Manager.

  The affirmative vote of a plurality of the votes cast at the meeting is re-quired to approve the election of the proposed Directors.

  Your  Board of  Directors Unanimously Recommends  that the  Stockholders
   Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

                   B. Ratification of Selection of Auditors
                                 (Proposal 2)

  In accordance with the requirements of the 1940 Act, the Board of Directors is required to select independent public accountants as auditors of the Corpo-ration for 1999, subject to ratification or rejection by Stockholders.

  The Audit Committee of the Board of Directors has recommended, and the Board of Directors, including a majority of those members who are not "interested persons" of the Corporation (as defined in the 1940 Act), has selected, Deloitte & Touche LLP as auditors of the Corporation for 1999. The firm of Deloitte & Touche LLP has extensive experience in investment company account-ing and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have an opportunity to make a statement and respond to questions.

  The affirmative vote of a majority of the votes cast at the Meeting is re-quired to ratify the selection of auditors.

                Your Board of Directors Unanimously Recommends
            Ratification of the Selection of Deloitte & Touche LLP
                        as Auditors of the Corporation.

                    C. Other Matters; Stockholder Proposals

  The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discre-tionary authority to vote on any Stockholder proposal of which the Corporation first received notice after March 6, 1999. In addition, the Corporation's by-laws permit the Corporation to exclude from consideration at the Meeting any Stockholder proposal first brought to the attention of the Corporation after March 22, 1999.

  Notice is hereby given that, under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8), any Stockholder proposal which may properly be included in the proxy solicitation material for the next Annual Meeting, now scheduled for May 2000, must be received by the Corporation no later than December 22, 1999. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no ear-lier than February 19, 2000 and no later than March 21, 2000 to be eligible for presentation at the May 2000 Annual Meeting.

                                  D. Expenses

 The Corporation will bear the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or via facsimile by Directors, officers and employees of the Corporation, the Manag-er, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp., and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. The Corporation has engaged Morrow & Co., Inc., 445 Park Av-enue, New York, NY 10022 to assist in soliciting for a fee of $1,000, plus ex-penses.

                                           By order of the Board of Directors,

                                                /s/ Frank J. Nasta

                                                                Secretary

                                 ------------

  It is important that Proxies be returned promptly. All Stockholders, includ-ing those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope which re-quires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

Seligman Quality Municipal Fund, Inc.
             Managed by

               [LOGO]

       J. & W. Seligman & Co.
            incorporated
  investment managers and advisors
          established 1864
100 Park Avenue, New York, NY 10017



                     SELIGMAN QUALITY MUNICIPAL FUND, INC.

          Notice of Annual Meeting of Stockholders andProxy Statement



 Time: May 20, 1999
       9:00 A.M.

 Place: Four Seasons Resort
        2800 South Ocean Boulevard
        Palm Beach, Florida 33480


 Please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope which requires no postage if mailed in the United States.

                       Seligman Quality Municipal Fund, Inc.

                                      Managed by

                                J. & W. Seligman & Co.
                                    Incorporated


                         INVESTMENT MANAGERS AND ADVISORS
                                   ESTABLISHED 1864
                    100 PARK AVENUE, NEW YORK, NEW YORK  10017

PROXY
COMMON
                     SELIGMAN QUALITY MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

          This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held May 20, 1999 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WIL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

                           (Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE
NOMINEES AND FOR PROPOSAL 2:

1. ELECTION OF DIRECTORS
   NOMINEES: John E. Merow and  James C. Pitney
FOR ALL  [ ]                      WITHHOLD ALL [ ]

   To withhold authority to vote for individual nominee(s), write names(s)below


---------------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as
Auditors.

FOR [ ]        AGAINST [ ]        ABSTAIN  [ ]

DATED
______________________________________________________________, 1999

--------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------
Signature (if jointly held)

Please sign exactly as your name(s) appears(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.

PROXY
PREFERRED SERIES TH

                     SELIGMAN QUALITY MUNICIPAL FUND, INC.
                      100 Park Avenue, New York, NY 10017

          This proxy is Solicited on Behalf of the Board of Directors

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Annual Meeting of Stockholders of SELIGMAN QUALITY MUNICIPAL FUND, INC., to be held May 20, 1999 and appoints JOHN
E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Annual Meeting (and adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF AUDITORS.

                           ntinued and to be signed on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE
NOMINEES AND FOR PROPOSAL 2:

1. ELECTION OF DIRECTORS
   NOMINEES: John E. Merow, Betsy S. Michel, James C. Pitney and
   James N. Whitson

    FOR ALL  [ ]                      WITHHOLD ALL [ ]

   To withhold authority to vote for individual nominee(s), write
name(s)    below


---------------------------------------------------------------------

2. Ratification of the selection of Deloitte & Touche LLP as
Auditors.

FOR [ ]        AGAINST [ ]        ABSTAIN [ ]

DATED
______________________________________________________________, 1999

--------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------
Signature (if jointly held)

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.


YOUR VOTE IS IMPORTANT. Please complete, sign and return this card as soon as possible. Mark each vote with an X in the box.